Other operating income, net	12 Months Ended
Dec. 31, 2022
Disclosure Of Other Operating Income Expense Text Block Abstract
Other operating income, net

NOTE 7: Other operating income, net

Thousands of $ For the years ended December 31	2022	2021	2020
Grant subsidies – The Netherlands[1]	5	382	0
Grant subsidies – USA	0	659	0
Fair value adjustments	515	176	118
Other operating income	39	53	0
Other operating expenses	0	(109)	0
Total other operating income, net	559	1,161	118

1)	2020 grant income of $88,000 is classified under “Royalties and other revenues”

Other operating income for the year ended December 31, 2022, primarily consisted of a positive fair value adjustment of $632,000 of the contingent consideration related to the acquisition of NovioGendix in 2015, partially offset by a negative fair value adjustment of $117,000 related to the initial Kreos drawdown derivative financial instrument.

Other operating income, net, decreased $602,000 for 2022 compared to 2021, primarily due to reductions in grant income, partially offset by the above-mentioned fair-value adjustments.

The increase of $1.0 million for 2021 as compared to 2020 is primarily related to $659,000 grant income from the U.S. Department of Health and Humas Services as well as a $382,000 grant from the Dutch government NOW grants, both considered support for COVID-19 inefficiencies. Management considers there are no pending conditions left.